[LEGEND]    Exhibit 10.2 to Form 8-K dated 12/28/95

                     INSTRUMENT OF TRANSFER


     INSTRUMENT OF TRANSFER dated as of December 22, 1995, between LIBERTY EQUIPMENT INVESTORS - 1983, a New York limited partnership ("Liberty"), and TRIGEN ENERGY CORPORATION, a
Delaware corporation ("Trigen").

     WHEREAS, Liberty is the holder of a limited partnership interest in Trigen-Trenton District Energy Company, a New Jersey limited partnership (the "Partnership"), and is party to the Amended and Restated Agreement of Limited Partnership dated as of November 20, 1987 (the "Partnership Agreement") of the Partnership; and

     WHEREAS, Liberty issued certain non-recourse promissory notes, each dated December 28, 1983 and amended and restated
December 14, 1987, in the original aggregate principal amount of $2,500,000 (the "Liberty Notes"); and

     WHEREAS, Liberty entered into an Assignment and Security Agreement dated as of December 28, 1983, as amended by an Amendment No. 1 thereto dated as of December 14, 1987 (such Assignment and Security Agreement, as so amended, being the "Security Agreement") to secure the payment of the principal of and interest on the Liberty Notes; and

     WHEREAS, under the Partnership Agreement and the Security Agreement, until the Liberty Notes are paid in full all of the Liberty Payment Distribution and the Liberty Capital Transaction Distribution and 72.94% of the cash from time to time distributable to Liberty from the Partnership, whether as a liquidating distribution or otherwise, is pledged to, and is to be paid by the Partnership directly to, the holders of the Liberty Notes for payment of the Liberty Notes in accordance with their terms; and

     WHEREAS, under the Security Agreement, Liberty has granted to the holders of the Liberty Notes a continuing security interest in Liberty's limited partnership interest in the Partnership; and

     WHEREAS, Liberty desires to transfer its limited partnership interest in the Partnership, subject to the rights and security interest of the holders of the Liberty Notes, to Trigen, and Trigen is willing to accept such transfer, subject to such rights and security interest,

     NOW, THEREFORE, in consideration of the mutual promises herein set forth, and for $1 in hand paid, the receipt and adequacy of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     1. Liberty hereby sells, transfers, conveys, assigns and sets over to Trigen Liberty's entire ownership interest in, and right and title to, its interest in the Partnership, and its rights in and under the Partnership Agreement, subject to the rights and security interest of the holders of the Liberty Notes under the Security Agreement and the Liberty Notes.

     2. Trigen hereby takes and accepts the interest of Liberty in the Partnership, and in and under the Partnership Agreement, subject to the rights of the holders of the Liberty Notes under the Security Agreement and the Liberty Notes, and agrees to be bound by the provisions of the Partnership Agreement.

     3. The transfer effected by this Instrument of Transfer is subject to, and in no way constitutes a waiver or release of, the security interest of the holders of the Liberty Notes in the collateral, referred to in the fourth and fifth recitals hereto, provided for in the Security Agreement and the Liberty Notes.

     4. Liberty represents and warrants that its interest in the Partnership, and its rights in and under the Partnership
Agreement, are free and clear of any lien, security, interest, charge, encumbrance or adverse claim other than through and under the Security Agreement and the Liberty Notes.

     5.  Trigen represents and warrants that it is acquiring
Liberty's interest in the Partnership for its own account, for investment and not with the intention of the resale or distribution thereof, and is aware that transferability of such interest is restricted.

     6. Liberty and Trigen each agrees that it will execute and deliver such additional instruments as may be required under the Partnership Agreement or the Security Agreement, or may reasonably be requested by the other party, to give effect to, document or further assure the transfer and acceptance herein provided for.

     7. Capitalized terms used in this Instrument of Transfer that are not otherwise defined herein shall have the meanings ascribed thereto in the Partnership Agreement.

     IN WITNESS WHEREOF, the parties have executed this Instrument of Transfer as of the date first above written.

                              LIBERTY EQUIPMENT INVESTORS - 1983,
                              a New York limited partnership,

                              By:  Maiden Lane Partners Inc.,
                                   its General Partner

                              By:  ______________________________
                                   Name:
                                   Position:

                                   TRIGEN ENERGY CORPORATION

                              By:  ______________________________
                                   Name:
                                   Position:


The undersigned, as Managing
Partner of the Partnership,
hereby consents to the above-
referenced transfer


TRENTON ENERGY CORPORATION,
as Managing Partner



By:  _______________________
     Name:
     Position: